                                                                    EXHIBIT 99.2

                   ELECTION FORM/LETTER OF TRANSMITTAL

TO ACCOMPANY CERTIFICATES REPRESENTING SHARES OF COMMON STOCK OF LAKEVIEW FINANCIAL CORP.

THIS FORM SHOULD BE COMPLETED, SIGNED AND SENT TO THE EXCHANGE AGENT NAMED BELOW, TOGETHER WITH YOUR CERTIFICATE(S) REPRESENTING SHARES OF COMMON STOCK OF LAKEVIEW, DO NOT MAIL THE ELECTION FORM TO LAKEVIEW FINANCIAL CORP. OR DIME BANCORP, INC.



                    DESCRIPTION OF CERTIFICATES SURRENDERED
----------------------------------------------------------------------------------------------------------------------
Name and Address of Registered Holder(s) as Shown on the Share Records       List Below the Certificate(s) Enclosed
        (Please fill in if blank or revise if necessary)                     (attach additional sheets if necessary)
----------------------------------------------------------------------------------------------------------------------
                                                                                                  Number of Shares of
                                                                             Certificate Number  Lakeview Common Stock
                                                                            --------------------------------------------
                                                                            --------------------------------------------
                                                                            --------------------------------------------
                                                                            --------------------------------------------
                                                                            --------------------------------------------
                                                                              Total Lakeview
                                                                               Common Stock
----------------------------------------------------------------------------------------------------------------------

      If you have lost your certificates, please follow Instruction H(8).

                      To BANKBOSTON, N.A., EXCHANGE AGENT

       By Mail:                    By Hand:           By Overnight Delivery:
      BankBoston        Securities Transfer & Reporting       BankBoston
    Attn: Corporate             Services, Inc.              Attn: Corporate
    Reorganization          c/o Boston EquiServe LP         Reorganization
     P.O. Box 9573         100 William St., Galleria      Mail Stop 45-01-40
 Boston, MA 02205-9573        New York, NY 10038           150 Royall Street
                                                           Canton, MA 02021

             FOR ASSISTANCE CALL BANKBOSTON at (800) 730-4001
                 or LAKEVIEW FINANCIAL CORP. at (973) 870-1234

Ladies and Gentlemen:

  This Election Form is being delivered in connection with the merger (the "Merger") of Lakeview Financial Corp. ("Lakeview") with and into Dime Bancorp Inc. ("Dime"), pursuant to the Agreement and Plan of Merger, dated as of December 15, 1998 (the "Merger Agreement"). The purpose of this Election Form is to allow you to (i) elect to receive cash, or common stock, par value $0.01 per share, of Dime ("Dime Common Stock"), or a combination of both, in exchange for your shares of Lakeview Common Stock, and (ii) surrender the certificate(s) representing shares of Lakeview Common Stock (the "Certificates") for cash, Dime Common Stock or a combination of both.

  Your Election is subject to the terms and conditions set forth in the Merger Agreement and the Proxy Statement/Prospectus, dated March 22, 1999 (the "Proxy Statement/Prospectus") furnished to shareholders of Lakeview in connection with the Merger, which are incorporated herein by reference. Receipt of the Proxy Statement/Prospectus and the Merger Agreement is hereby acknowledged. Copies of the Proxy Statement/Prospectus are available from the Transfer Agent (as defined herein) or Lakeview upon request (see Instruction H(10)). As of the date of the mailing of this Election Form, Dime has not received the required regulatory approvals or shareholder approval for the Merger. There can be no assurance that these approvals will be obtained or as to the dates of such approvals.

  It is understood that, because pursuant to the Merger Agreement the number of shares of Lakeview Common Stock to be converted into the right to receive cash and/or shares of Dime Common Stock in the Merger are subject to limitations, no assurance can be given that an Election by any given shareholder, including the Election by the undersigned, can be accommodated. Rather, the Election by each holder of Lakeview Common Stock, including the Election by the undersigned, will be subject to the results of the election and allocation procedures (the "Election and Allocation Procedures") set forth in Section 3.01 of the Merger Agreement and described in the Proxy Statement/Prospectus under "The Merger--General" and "--Election and Allocation Procedures" (See Instruction F).

             PLEASE CAREFULLY READ THE ACCOMPANYING INSTRUCTIONS.

             THE ELECTION DEADLINE IS 5:00 P.M. NEW YORK CITY TIME
                              ON APRIL 20, 1999.

                                     BOX A

-------------------------------------------------------------------------------

                                   ELECTION
 You may elect to receive cash, common stock or a combination of both. Subject to the Election and Allocation Procedures (See Instruction F) and the other terms and conditions set forth in this Election Form, including the documents incorporated herein by reference, the undersigned hereby (1) surrenders the Certificate(s) representing the shares of Lakeview Common Stock and (2) elects, as indicated below, upon consummation of the Merger to have shares of Lakeview Common Stock exchanged as follows (see Instruction
 B):

  CASH ELECTION:        Shares of LAKEVIEW COMMON STOCK, exchanged for $24.26 per
                  ----- share in cash, without interest (See Instruction C);

  STOCK ELECTION:       Shares of LAKEVIEW COMMON STOCK, exchanged for 0.9 of a share
                  ----- of Dime Common Stock per share (See Instruction D); and

  NO ELECTION:          Shares of LAKEVIEW COMMON STOCK (See Instruction E).
                  -----
                        TOTAL SHARES ELECTED (must equal "Total Lakeview Common Stock"
                  ===== shown on the label)

 Write above, next to the three types of Elections, the number of whole shares for which you are making a Cash Election, the number of whole shares for which you are making a Stock Election, and the number of whole shares for which you are making No Election; the Total must equal the Total Lakeview Common Stock shown on the label.

 IF YOU DO NOT INDICATE THE NUMBER OF SHARES FOR WHICH YOU ARE MAKING EACH ELECTION, YOU WILL BE TREATED AS MAKING A NO ELECTION FOR ALL OF YOUR SHARES (see Instruction E).

-------------------------------------------------------------------------------

                   CERTIFICATE HOLDER(S) SIGN IN BOX B BELOW

  The undersigned hereby represents and warrants that the undersigned has full power and authority to complete and deliver this Election Form and to deliver for surrender and cancellation the above-described Certificate(s) delivered herewith and that the rights represented by the Certificate(s) are free and clear of all liens, restrictions, charges and encumbrances, and are not subject to any adverse claim. The undersigned will, upon request execute any additional documents necessary or desirable to complete the surrender of the Certificate(s) surrendered herewith. All authority herein, conferred shall survive the death or incapacity of the undersigned and all obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. By signing below, if the undersigned holds shares as a nominee, trustee, or in any other representative capacity for a beneficial owner, the undersigned hereby certifies that this Election Form covers all the shares of Lakeview Common Stock held in such capacity for such beneficial owner.

                BOX B                                  BOX C
--------------------------------------    ----------------------------------

      Please print or type all                  SIGNATURE GUARANTEE
information, except for signature(s)

  (To be completed by all person(s)        Complete ONLY if required by
            surrendering                         Instruction H(5).
  Certificate(s) and executing this
           Election Form)

                                          Your signature in Box B must be
                                                    guaranteed
  ---------------------------------           by an eligible financial
                                                   institution.

 ---------------------------------
    (Signature(s) of holder(s))
                                          NOTE: A notarization by a notary
 Dated:                                               public
       --------------------------               is not acceptable.
 Name(s):
       --------------------------
 Address:
       --------------------------

 ---------------------------------       FOR USE BY FINANCIAL INSTITUTIONS
        (Including Zip Code)                            ONLY.
                                             PLACE MEDALLION GUARANTEE
 [_] Check box if change of address               IN SPACE BELOW.
 Daytime Phone:
                -------------------

 (So the Exchange Agent can contact
 you in case of questions,

 although the Exchange Agent is
 under no obligation to do so.)

   Must be signed by registered
 holder(s) exactly as name(s)
 appear on the Certificate(s) or by
 person(s) authorized to become
 registered holders by documents
 transmitted herewith. If signature
 is by a trustee, executor,
 administrator, guardian, attorney-
 in-Fact, officer of a corporation,
 or in any other fiduciary or
 representative capacity, please
 set forth full title. (See
 Instruction G(3)).

 Title:

--------------------------------------    ----------------------------------

                           IMPORTANT TAX INFORMATION

PLEASE PROVIDE YOUR SOCIAL SECURITY OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THIS SUBSTITUTE FORM W-9 AND CERTIFY HEREIN THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING. FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE MERGER (see Instruction H(9)).

                                     BOX D
-------------------------------------------------------------------------------

                    Part 1--PLEASE PROVIDE YOUR
 SUBSTITUTE         TIN IN THE BOX AT RIGHT AND
                    CERTIFY BY SIGNING AND DATING
 Form W-9           BELOW. (See Instruction E(9)).
                                                     __________________
                                                     Social Security
                                                     Number

                                                     OR
                    Part II--Awaiting TIN [_]
                                                     ------------------

                                                     Taxpayer Identification No.

 Department of     -----------------------------------------------------
 Treasury           Certification--Under penalties of perjury, I
 Internal           certify that:
 Revenue Service
                    (1) The number shown on this form is my correct
                        Taxpayer Identification Number (or I am
                        waiting for a number to be issued to me), and
 Payor's Request
 for Taxpayer       (2) I am not subject to backup withholding either
 Identification         because I have not been notified by the
 Number ("TIN")         Internal Revenue Service ("IRS") that I am
                        subject to backup withholding as a result of a
                        failure to report all interest or dividends,
                        or the IRS has notified me that I am no longer
                        subject to backup withholding.
                   -----------------------------------------------------
                    CERTIFICATE INSTRUCTIONS--You must cross out item
                    (2) above if you have been notified by the IRS
                    that you are subject to backup withholding because
                    of underreporting interest or dividends on your
                    tax return. However, if after being notified by
                    the IRS that you were subject to backup withhold-
                    ing you received another notification from the IRS
                    that you are no longer subject to backup withhold-
                    ing, do not cross out item (2).
-------------------------------------------------------------------------------

 SIGNATURE:____________________________________    DATE:______________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF SUBSTITUTE FORM W-9.


            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part II (and have completed this Certificate of Awaiting Taxpayer Identification Number), 31% of all reportable payments made to me will be withheld until I provide a properly certified taxpayer identification number to the Exchange Agent.
 Signature _____________________________________________     Date ____________

                                     BOX E
-------------------------------------------------------------------------------

                              GUARANTY OF DELIVERY
(To be Used ONLY if Certificates are NOT Surrendered Herewith. This Box E is to
    be Completed ONLY by Firm Guaranteeing Delivery of Certificates, NOT by
                                 Shareholders)
                              (see Instruction A)

 The undersigned (check appropriate boxes below) guarantees to deliver to the Exchange Agent at the appropriate address set forth above the Certificate(s) for shares of Lakeview Common Stock covered by this Election Form no later than 5:00 p.m., New York City Time, on the fifth business day after the Election Deadline (as defined in Instruction A).

 [_]a member of a registered
 national securities exchange             ------------------------------------
                                                  (Firm--Please Print)
 [_]a member of the National
    Association of Securities
    Dealers, Inc.                         ------------------------------------
                                                  (Authorized Signature)

                                          ------------------------------------
 [_]a commercial bank or trust                         (Address)
    company in the United States

 Guaranteed Delivery Confirmation # _     ------------------------------------
                                            (Area Code and Telephone Number)


 NOTES TO BANKS AND BROKERS: This Guaranty of Delivery may be faxed to the Exchange Agent at (781) 575-4826.


              SPECIAL ISSUANCE, PAYMENT AND MAILING INSTRUCTIONS

The undersigned understands that the shares of Dime Common Stock, the check as payment in cash, or the cash in lieu of fractional shares check to be issued (such checks being referred to herein as "Payment Checks") with respect to the shares of Lakeview Common Stock surrendered will be issued in the same name(s) as the certificate(s) surrendered and will be mailed to the address of the registered holder(s) indicated above, unless otherwise indicated in Box F or Box G below. If Box F is completed, the signature of the registered holder(s) must be guaranteed as set forth in Instruction H(5).

                BOX F                                   BOX G
--------------------------------------------------------------------------------

   SPECIAL ISSUANCE AND/OR PAYMENT
            INSTRUCTIONS                      SPECIAL MAILING INSTRUCTIONS
       (see Instruction H(5))                    (see Instruction H(7))


 TO BE COMPLETED ONLY if the               TO BE COMPLETED ONLY if the
 certificate or Payment Check(s) is        certificate or Payment Check(s) is
 (are) to be issued in the name(s)         (are) to be delivered to the
 of someone other than the                 registered holder(s) or someone
 registered holder(s) set forth            other than the registered
 above.                                    holder(s) at an address other than
                                           that shown above.

 ISSUE TO:

                                           MAIL TO:
 Name(s): _____________________            Name: _____________________________

 Address: __________________________
             (Street and Number)           Address: __________________________
                                                       (Street and Number)
 -----------------------------------
     (City, State and Zip Code)            -----------------------------------
                                                (City, State and Zip Code)
 (If you complete this Box, you must
            also complete                         (Please print or type)
   Box C (Signature Guarantee) and
    Box D (Substitute Form W-9))
       (Please print or type)

                                 INSTRUCTIONS

  This Election Form (or a facsimile thereof) should be properly filled in, dated and signed, and should be delivered, together with all stock certificates representing shares of Lakeview Common Stock currently held by you (unless delivery is guaranteed in Box E in accordance with Instruction A), to the Exchange Agent at the appropriate address set forth on the front of this Election Form. Please read and follow carefully the instructions regarding completion of this Election Form set forth below. If you have any questions concerning this Election Form or require any information or assistance, see Instruction H(10).

A. Time in Which to Elect

  In order for an election to be effective, the Exchange Agent must receive a properly completed election form, accompanied by all Certificates representing shares of Lakeview Common Stock currently held by you (or a proper guaranty of delivery, as described below), no later than 5:00 New York City Time on April 20, 1999 (the "Election Deadline"). Persons whose Certificates are not immediately available also may make an Election by completing this Election Form (or a facsimile thereof) and submitting it to the Exchange Agent by the Election Deadline and by having Box E (Guaranty of Delivery) properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the Certificates, the delivery of which is thereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 New York City Time, on the fifth day after the Election Deadline (the "Guaranteed Delivery Deadline")).

  If the Exchange Agent has not received your properly completed Election Form, accompanied by all of your Certificates, by the Election Deadline (unless Box E (Guaranty of Delivery) has been properly completed and such certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made a No Election.

B. Elections

  This Election Form provides for your Election, subject to the Election and Allocation Procedures and the other terms and conditions set forth hereunder and in the documents incorporated herein by reference, upon consummation of the Merger, to have each share of Lakeview Common Stock covered by this Election Form converted into the right:

  . to receive $24.26 in cash, without interest (a "Cash Election"); or

  . to receive 0.9 of a share of Dime Common Stock (a "Stock Election"); or

  . to receive a combination thereof.

  You should understand that your Election is subject to certain terms and conditions, including the Election and Allocation Procedures, that are set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. The Merger Agreement is included as Appendix A to the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be requested from Registrar and Transfer Company. Lakeview's transfer agent (the "Transfer Agent") or from Lakeview at the addresses or phone numbers set forth in Instruction H(10). The delivery of this Election Form to the Exchange Agent constitutes acknowledgment of the receipt of the Proxy Statement/Prospectus.

  The extent to which elections by holders of Lakeview Common Stock will be accommodated will depend upon the respective number of shareholders of Lakeview Common Stock who elect to receive cash, stock or make no election (see Instruction F). Accordingly, a holder of Lakeview Common Stock who elects either all cash or all shares of Dime Common Stock may instead receive a combination of cash and shares of Dime Common Stock; and/or a holder of Lakeview Common Stock who elects to receive a combination of cash and shares of Dime Common Stock may instead receive a different combination of cash and shares of Dime Common Stock. In addition, fractional shares of Dime Common Stock will not be issued, however the cash equivalent will be paid to such holder (see Instruction D(3)).

  Each holder of Lakeview Common Stock is strongly encouraged to read the Proxy Statement/Prospectus in its entirety and to discuss the contents thereof, the Merger and this Election Form with his or her personal financial and tax advisors prior to deciding what Election(s) to make. The tax consequences to a holder of Lakeview Common Stock will vary depending upon a number of factors. For certain information regarding the federal income tax consequences of an Election, see "The Merger--Federal Income Tax Considerations of the Merger" in the Proxy Statement/Prospectus. Except for the information stated in the Proxy Statement/Prospectus, the Exchange Agent will not be authorized to provide tax information to you, including any information as to cost basis, tax treatment and tax calculations.

C. Cash Election

  If you elect, subject to the Election and Allocation Procedures and the other terms and conditions set forth in this Election Form and the Proxy Statement/Prospectus, including the documents incorporated herein by reference, to receive $24.26 in cash per share, without interest (the "Per Share Cash Consideration"), for all or a portion of the shares of Lakeview Common Stock covered by this Election Form, you should indicate the number of whole shares of Lakeview Common Stock ("Cash Election Shares") for which the election is made on the "Cash Election" line in Box A.

D. Stock Election

  (1) Stock Election. If you elect, subject to the Election and Allocation Procedures and other terms and conditions set forth in this Election Form and the Proxy Statement/Prospectus, including the documents incorporated herein by reference, to receive shares of Dime Common Stock (the "Per Share Stock Consideration") for all or any portion of the shares of Lakeview Common Stock covered by this Election Form, you should indicate the number of whole shares of Lakeview Common Stock ("Stock Election Shares") for which the election is made on the "Stock Election" line in Box A.

  (2) Exchange Ratio. If you elect a Stock Election, 0.9 of a share of Dime Common Stock will be issued in exchange for each Stock Election Share.

  (3) Fractional Shares. Dime will not issue any fractional shares of Dime Common Stock in connection with the Merger, shareholders will instead receive cash equal to the fractional share such holder would otherwise be entitled to multiplied by the average of the last sales prices of Dime Common Stock, as reported by the NYSE Composite Transactions Reporting System, for the five trading days preceding the closing of the Merger.

E. No Election

  If you elect "No Election" or you do not indicate a preference for either the Cash Election, the Stock Election, or a combination thereof, you will be treated as making a "No Election." If you have failed to make an effective Cash Election, Stock Election, or combination thereof for ALL of the shares of Lakeview Common Stock required to be covered by this Election Form, or if your Election is deemed by the Exchange Agent or Dime to be defective in any way, or if your Election Form is not accompanied by your Certificate(s) (unless Box E (Guaranty of Delivery) has been properly completed and such Certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be considered to have made a No Election for ALL of such shares ("No-Election Shares").

F. Election and Allocation Procedures

  Within fifteen days after the Election Date, the Exchange Agent will allocate, subject to final determination and approval by Dime, among the holders of Lakeview Common Stock the right to receive shares of Dime

Common Stock and/or cash. The aggregate amount of consideration, including amounts paid in lieu of fractional shares, to be received by the shareholders of Lakeview in exchange for their shares of Lakeview Common Stock shall consist of cash and shares of Dime Common Stock, in such proportion to be determined by the Exchange Agent as follows:

    (1) If the number of Stock Election Shares is less than 65% of the number of shares of Lakeview Common Stock outstanding at the Effective Time (the "Stock Number"), then (1) all Stock Election Shares will be converted into the right to receive Dime common stock, (2) the Exchange Agent will allocate pro rata from among the No-Election Shares a sufficient number of No-Election Shares so that the sum of such number and the number of Stock Election Shares is equal as closely as practicable to the Stock Number, (3) if the sum of the number of Stock Election Shares and No-Election Shares is less than the Stock Number, the Exchange Agent will allocate pro rata from among the Cash Election Shares a sufficient number of Cash Election Shares such that the sum of such number and the number of Stock Election Shares and No-Election Shares is as equal as practicable to the Stock Number, and all such shares will be converted into the right to receive the Per Share Stock Consideration, and (4) the remaining No-Election Shares and Cash Election Shares will be converted into the right to receive the Per Share Cash Consideration.

    (2) If the number of Stock Election Shares is greater than the Stock Number, then (1) all Cash Election Shares and No-Election Shares will be converted into the right to receive the Per Share Cash Consideration, (2) the Exchange Agent will allocate pro rata from among the Stock Election Shares a sufficient number of Cash Election Shares such that the number of Stock Election Shares is as equal as practicable to the Stock Number, and all such allocated shares will be converted into the right to receive the Per Share Cash Consideration, and (3) the remaining Stock Election Shares will be converted into the right to receive the Per Share Stock Consideration.

G. Special Conditions

  (1) Nullification of Election. All Election Forms will be void and of no effect if the Merger is not consummated, and Certificate(s) submitted therewith shall be promptly returned to the person(s) submitting the same.

  (2) Elections Subject to Allocation. All Elections are subject to the Election and Allocation Procedures described herein and set forth in the Merger Agreement and described in the Proxy Statement/Prospectus under the Caption "The Merger--Election and Allocation Procedures" and to the other terms and conditions set forth thereunder and hereunder, including the documents incorporated herein by reference.

  (3) Shares Held by Nominees, Trustees or Other Representatives. Holders of record of shares of Lakeview Common Stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Election Forms covering the aggregate number of shares of Lakeview Common Stock held by such Representative for the beneficial owners for whom the Representative is making an Election provided that such Representative certifies that each such Election Form covers all the shares of Lakeview Common Stock held by such Representative for a particular beneficial owner. Any Representative who makes an Election may be required to provide the Exchange Agent with such documents and/or additional certificates, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Lakeview Common Stock for a particular beneficial owner of such shares. If any shares held by a Representative are not covered by an effective Election Form, they will be deemed to be No Election Shares (see Instruction E).

H. General

  (1) Execution and Delivery. In order to make an effective Election, you must correctly fill out this Election Form, or a facsimile thereof. After dating and signing it, you are responsible for its delivery to the Exchange Agent at the address set forth on the front of this Election Form by the Election Deadline, accompanied by all Certificates representing shares of Lakeview Common Stock currently held by you or a proper Guaranty of Delivery of such Certificates pursuant to Instruction A. You may choose any method to deliver this Election Form; however, you assume all risk of non-delivery. If you choose to use the mail, we recommend that you use either overnight courier or registered mail, return receipt requested, and that you properly insure all Certificates. Delivery of Certificates will be deemed effective and risk of loss with respect to such Certificates shall pass only when such Certificates are actually received by the Exchange Agent.

  (2) Signatures. Except as otherwise permitted below, you must sign this Election Form exactly the way your name appears on the face of your Certificate(s). If the shares are owned by two or more persons, each must sign exactly as his or her name appears on the face of the Certificate(s). If shares of Lakeview Common Stock have been assigned by the registered owner, this Election Form should be signed in exactly the same way as the name of the assignee appearing on the Certificate(s) or transfer documents (see Instructions H(5)(a) and H(5)(b)).

  (3) Notice of Deficiencies; Resolution of Disputes. Dime and the Exchange Agent will not be under any obligation to notify you or anyone else that the Exchange Agent has not received a properly completed Election Form or that any Election Form submitted is deficient in any way.

  Any and all disputes with respect to Election Forms or to Elections made in respect to shares of Lakeview Common Stock (including but not limited to matters relating to the Election Deadline, time limits, deficiencies or irregularities in the surrender of any stock certificate, effectiveness of any Elections and computations of allocations) will be resolved by Dime, and its decision will be conclusive and binding on all concerned. Dime may delegate this function to the Exchange Agent in whole or in part, Dime or the Exchange Agent shall have the absolute right in its sole discretion to reject any and all Election Forms and surrenders of Certificates that are deemed by either of them to be not in proper form or to waive any immaterial irregularities in any Election Form or in the surrender of any Certificate. Surrenders of Certificates will not be deemed to have been made until all deficiencies or irregularities that have not been waived have been cured. In order to allow sufficient time to correct any possible deficiencies in Elections prior to the Election Deadline, you are encouraged to return your Election Form promptly after receipt.

  (4) Issuance of Payment Check(s) and New Certificate. If the certificate representing shares of Dime Common Stock and/or the Payment Check(s) are to be issued in the name of the registered holder(s) as inscribed on the surrendered Certificate(s), the surrendered Certificate(s) need not be endorsed and no guarantee of the signature on the Election Form is required. For corrections of or change in name not involving changes in ownership, see Instruction H(5)(c).

  (5) Issuance of Payment Check(s) and New Certificate in Different Names. If the certificate representing shares of Dime Common Stock and/or the Payment Check(s) are to be issued in the name of someone other than the registered holder(s) of the surrendered Certificate(s), you must follow the guidelines below. Note that in each circumstance listed below, shareholders must have signatures Medallion guaranteed in Box C and have completed Box F.

    (a) Endorsement and Guarantee. The Certificate(s) surrendered must be properly endorsed (or accompanied by stock powers properly executed) by the registered holder(s) of such Certificate(s) to the person who is to receive the Dime Common Stock and/or the Payment Check(s). The signatures of the registered holders on the endorsement or stock powers must correspond with the names written upon the face of the Certificate(s) in every particular and must be Medallion guaranteed by an eligible guarantor institution as defined below.

    Generally, an eligible guarantor institution, as defined in Rule 17Ad-15 of the regulations of the Securities and Exchange Commission, means:

      (i) Banks (as that term is defined in Section 3(a) of the Federal Deposit Insurance Act (the "FDI Act");

      (ii) Brokers, dealers, municipal securities dealers, municipal securities brokers, government securities dealers, and government securities brokers, as those terms are defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

      (iii) Credit unions (as that term is defined in Section 19(b)(1)(A) of the Federal Reserve Act);

      (iv) National securities exchanges, registered securities associations and clearing agencies, as those terms are used under the Exchange Act; and

      (v) Savings associations (as that term is defined in Section 3(b) of the FDI Act).

    (b) Transferee's Signature. The Election Form must be signed by the transferee or assignee or his or her agent, and should not be signed by the transferor or assignor. The signature of such transferee or assignee must be guaranteed by an eligible guarantor institution as provided in Instruction H(5)(a).

    (c) Correction of or Change in Name. For a correction of name or for a change in name that does not involve a change in ownership, proceed as follows: For a change in name by marriage, etc., the Election Form should be signed, e.g., "Mary Doe, now by marriage Mary Jones." For a correction in name, the Election Form should be signed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown." The signature in each case should be Medallion guaranteed in the manner described in Instruction H(5)(a) above and Box F should be completed.

  You should consult your own tax advisor as to any possible tax consequences resulting from the issuance of the shares of Dime Common Stock certificate and/or Payment Check(s) in a name different from that of the registered holder(s) of the surrendered Certificate(s).

  (6) Supporting Evidence. In case any Election Form, certificate endorsement or stock power is executed by an agent, attorney, administrator, executor, guardian, trustee or any person in any other fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Election Form, surrendered Certificate(s), and/or stock powers, documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions when necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer the Certificate(s). Such documentary evidence of authority must be in a form satisfactory to the Exchange Agent.

  (7) Special Instruction for Delivery by the Exchange Agent. The certificate representing shares of Dime Common Stock and/or the Payment Check(s) will be mailed to the address of the registered holder(s) unless instructions to the contrary are given in Box G entitled "Special Mailing Instructions."

  (8) Lost Certificates. If you are not able to locate your Certificate(s) representing shares of Lakeview Common Stock, you should contact the Transfer Agent at 10 Commerce Drive, Cranford, NJ 07016-3572, ((800) 368-5948). In such event, the Transfer Agent may forward additional documentation that you must complete in order to effectively surrender such lost or destroyed Certificate(s). There may be a fee to replace lost Certificates. If the required paperwork and fee (where required) have not been received by the Transfer Agent by the Election Deadline, the Certificate(s) in question will not be included in your election and the shares of Lakeview Common Stock represented by the Certificate(s) will be deemed to be No-Election Shares. If you have elected to receive a combination of the Cash Election and Stock Election and the required paperwork and fee (where required) have not been received by the Exchange Agent by the Election Deadline for any or all of the Certificate(s), the shares of Lakeview Common Stock represented by ALL of your Certificate(s) will be deemed to be No-Election Shares.

  (9) Federal Income Tax Withholding. Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service (the "IRS") disclosing any payments of cash being made to each holder of certificates formerly representing shares of Lakeview Common Stock pursuant to the Merger Agreement. In order to avoid "backup withholding" of federal income tax on any cash received upon the surrender of Certificate(s), a holder thereof must, unless an exemption applies, provide the Exchange Agent with

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his or her correct taxpayer identification number ("TIN") in Box D (Substitute
Form W-9), and certify, under penalties of perjury, that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN for an individual is his or her social security number. If the correct TIN and certificates are not provided, a $50 penalty may be imposed by the IRS and payments made for surrender of Certificate(s) may be subject to backup withholding of 31%. In addition, if a holder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such a statement, a $500 penalty also may be imposed by the IRS.

  Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of income taxes, a refund may be obtained from the IRS.

  The TIN that must be provided on the Substitute Form W-9 is that of the registered holder(s) of the certificate(s) at the Effective Date of the Merger (or special payment recipient shown in Box F). The box in Part II of the Substitute Form W-9 may be checked if the person surrendering the Certificate(s) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part II has been checked, the person surrendering the Certificate(s) also must complete the Certificate of Awaiting Taxpayer Identification Number below Box D in order to avoid backup withholding. Notwithstanding that the box in Part II is checked (and the Certificate of Awaiting Taxpayer Identification Number is completed), the Exchange Agent will withhold 31% on all cash payments with respect to surrendered Certificate(s) made prior to the time it is provided with a properly certified TIN.

  The IRS notifies certain taxpayers that they have underreported interest or dividend payments or that they have failed to file a return with the IRS reporting such payments. The certification as to backup withholding in Item
(2) of the Certification on Substitute Form W-9 should be crossed out if the person who is obligated to provide a TIN pursuant to this Instruction has been so notified and has not received notice from the IRS that he or she is no longer subject to backup withholding. If the IRS has not provided such notice of underreported interest or dividend payments, the certification as to backup withholding should not be crossed out.

  Exempt persons (including, among others, corporations) are not subject to backup withholding and should indicate their exempt status on Substitute Form W-9 by entering their correct TIN, marking the box in Part III and signing and dating in the space provided. A foreign individual may qualify as an exempt person by submitting Form W-8 or a substitute Form W-8, signed under penalties of perjury, certifying to such person's exempt status. A form of such statement can be obtained from the Exchange Agent. A certificate holder should consult his or her tax advisor as to such holder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

  The signature and the date provided on the Substitute Form W-9 will serve to certify that the TIN and withholding information provided in this Election Form are true, correct and complete. Please consult your accountant or tax advisor for further guidance in completing the Substitute Form W-9.

  (10) Questions and Requests for Information or Assistance. If you have any questions or need assistance to complete this Election Form, or would like to obtain additional copies of this Election Form, please contact the Exchange Agent at 1 (800) 730-4001. Copies of the Proxy Statement/Prospectus also are available from the Transfer Agent at 10 Commerce Drive, Cranford, NJ 07016-3572 ((800) 368-5948) or from Lakeview at 989 McBride Avenue, West Paterson, NJ 07424 at (973) 890-1234).

I. Delivery of Shares of Dime Common Stock and Payment Checks

  Within fifteen business days after the Election Deadline, the Exchange Agent will make the allocations of cash and shares of Dime Common Stock to be received by holders of Lakeview Common Stock or their designees in accordance with the Election and Allocation Procedures. The Exchange Agent will issue and mail to you a check for any cash and/or any certificate(s) for the Dime Common Stock to which you are entitled (and,

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

if applicable, a check in lieu of a fractional share) as soon as practicable after the consummation of the Merger, provided you have delivered the required Certificate(s) for your Lakeview Common Stock in accordance with the terms and conditions hereof, including the documents incorporated herein by reference.


 DO NOT ENCLOSE YOUR PROXY CARD RELATING TO THE SPECIAL MEETING WITH THIS ELECTION FORM. YOUR PROXY CARD SHOULD BE RETURNED IN THE POSTAGE-PAID ENVELOPE ENCLOSED WITH THE PROXY STATEMENT/PROSPECTUS FOR THAT PURPOSE.


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